Exhibit 99.1

Allurion Closes $48 Million Convertible Senior Secured Note Financing

with RTW Investments

•
Simplifies capital structure through prepayment of existing term loan
•
Reduces annual interest expense, providing increased near-term cash flow and operational flexibility
•
Extends expected cash runway in advance of AUDACITY FDA trial read-out
•
Strengthens long-term partnership with RTW Investments

NATICK, Mass. – April 17, 2024 – Allurion Technologies, Inc. (NYSE: ALUR) (“Allurion” or the “Company”), a company dedicated to ending obesity, today announced the closing of a $48 million convertible senior secured note financing with certain entities managed by RTW Investments, LP (“RTW”). Proceeds will be used to repay in full the Company’s obligations under its existing term loan with Fortress Credit Corp., reducing the Company’s interest expense and increasing operational flexibility.

Management anticipates this transaction will better position the business for the future. Of note, the convertible notes reduce the interest rate on the Company’s debt to 6%, lengthen the maturity over Allurion’s existing term loan by nearly four years, from June 2027 to April 2031, and allow for interest payments to be made in-kind for the first three years. The net benefit of these changes, together with the amended terms of Allurion’s existing Royalty Interest Financing Agreement with RTW, extends the Company’s expected cash runway in advance of the AUDACITY FDA trial read-out, which is anticipated by year-end.

"RTW’s investment underscores our shared belief in the long-term potential of the Allurion Program,” said Dr. Shantanu Gaur, Founder and CEO of Allurion. “Our impressive clinical results and continued growth in procedural volume in our foreign markets give us confidence that Allurion will be a significant player in obesity management. The investment furthers our long-term partnership with RTW and provides us additional flexibility to achieve our long-term goals,” Dr. Gaur continued.

“We are pleased to strengthen our relationship with Allurion as it continues its mission to end obesity around the world. The Allurion Program is a proven weight-loss method, and we eagerly await the results of its U.S. FDA trial,” said Roderick Wong, M.D., Managing Partner and Chief Investment Officer of RTW Investments, LP.

About the Notes

The notes bear interest at the rate of 6% per annum, with the Company’s option to pay interest in kind for the first three years, and mature on April 16, 2031. The notes may be converted at the option of the noteholders into common stock of Allurion, subject to certain conditions and limitations, at a 35% conversion premium to the lower of (i) the 30-day VWAP at signing and (ii) the price per share in the Company’s next equity offering. The Company has agreed to customary registration rights with respect to the shares of common stock issuable upon conversion of the notes. The notes may be redeemed by Allurion at its option under certain circumstances following the fourth anniversary of the date of issuance.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Additional information about the notes and the terms of the note purchase agreement will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website at www.sec.gov.

About Allurion

Allurion is dedicated to ending obesity. The Allurion Program is a weight loss platform that features the Allurion Gastric Balloon, the world’s first and only swallowable, procedure-less intragastric balloon for weight loss, and offers access to the Allurion Virtual Care Suite, including the Allurion Mobile App for consumers, Allurion Insights for health care providers featuring the Coach Iris AI Platform, and the Allurion Connected Scale. The Allurion Virtual Care Suite is also available to providers separately from the Allurion Program to help customize, monitor and manage weight loss therapy for patients regardless of their treatment plan: gastric balloon, surgical, medical or nutritional. The Allurion Gastric Balloon is an investigational device in the United States.

For more information about Allurion and the Allurion Virtual Care Suite, please visit www.allurion.com

Allurion is a trademark of Allurion Technologies, Inc. in the United States and countries around the world.

About RTW

RTW Investments, LP is a global, full life-cycle investment firm and company builder that focuses on identifying transformational and disruptive innovations across the biopharmaceutical and medical technologies sectors. As a leading partner of industry and academia, RTW combines deep scientific expertise with a solution-oriented investment approach to support emerging medical therapies and the companies and/or academics developing them.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,”

“plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the simplification of Allurion’s capital structure, availability of cash runway, operational flexibility, procedure growth, Allurion’s expectations for, and market acceptance of, the Allurion Program, and Allurion’s ability to compete with other weight loss products, improve its market position, scale its business and achieve long-term goals. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of Allurion’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this communication, including but not limited to (i) the ability of Allurion to obtain and maintain regulatory approvals for and successfully commercialize the Allurion Program, including the Allurion Balloon and the Allurion Virtual Care Suite (“VCS”), (ii) the timing of, and results from, our clinical studies and trials, (iii) the evolution of the markets in which Allurion competes, (iv) the ability of Allurion to defend its intellectual property, (v) the impact of the COVID-19 pandemic, the Russia and Ukraine war, and the Israel-Hamas conflict on Allurion’s business, (vi) Allurion’s expectations regarding its market opportunities, including those for the VCS platform, (vii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which Allurion operates, and (viii) the ability of Allurion to comply with the covenants and terms and conditions of the note purchase agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Allurion’s Annual Report on Form 10-K filed on March 26, 2024 and other documents filed by Allurion from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Allurion assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Allurion does not give any assurance that it will achieve its expectations.

###

Contacts

Global Media:

Cedric Damour, PR Manager

Allurion Technologies, Inc.

+33 7 84 21 02 20

cdamour@allurion.com

Investors
Mike Cavanaugh, Investor Relations
ICR Westwicke
+1 617 877-9641
mike.cavanaugh@westwicke.com